                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      September 20, 2004
                                                     ---------------------------

                                W. R. GRACE & CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-13953                                 65-0773649
--------------------------------------------------------------------------------
       (Commission File Number)              (IRS Employer Identification No.)

              7500 GRACE DRIVE
             COLUMBIA, MARYLAND                             21044
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)               (Zip Code)

                                 (410) 531-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c)) W. R. GRACE & CO.

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.01 Entry into a Material Definitive Agreement.

         On September 20, 2004, subsidiaries of W. R. Grace & Co. (collectively,
"Grace") entered into a settlement agreement with Honeywell International Inc.
concerning contamination of Grace-owned property at Route 440 in Jersey City,
New Jersey. Under the terms of the settlement agreement, which is subject to the approval of the Delaware Bankruptcy Court, Grace will transfer the Route 440 property to Honeywell, Honeywell will fully indemnify Grace and pay Grace $62.5 million. A copy of the settlement agreement is attached as Exhibit 10.

         The Route 440 property, approximately 32 acres, was acquired by Grace in 1981. Unbeknownst to Grace at that time, the Route 440 property was contaminated with approximately 1.5 million tons of chromium waste from a chromium manufacturing facility (owned by a Honeywell predecessor) which had closed in 1954. Grace sued Honeywell in Federal Court in Newark, New Jersey for damages and for an injunction ordering Honeywell to remove the chrome waste and backfill with clean fill.

         In May 2003, a Federal judge decided in Grace's favor. Honeywell has appealed this decision. The settlement will end Grace's involvement in any litigation related to the Route 440 property.

         Assuming approval by the Bankruptcy Court, Grace expects to receive net cash proceeds (after legal expenses and transfer taxes) of approximately $52 million and recognize a pre-tax gain of approximately $51 million during the fourth quarter of 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                  W. R. GRACE & CO.
                                            ---------------------------
                                                    (Registrant)

                                            By /s/ Mark A. Shelnitz
                                               --------------------
                                                 Mark A. Shelnitz
                                                     Secretary

Dated:  September 22, 2004

                                W. R. GRACE & CO.

                           Current Report on Form 8-K

                                  Exhibit Index

Exhibit No.               Description

    10            Settlement Agreement by Honeywell International Inc., and
                  W.R. Grace & Co-Conn. and ECARG, Inc